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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, Registration Number 333-34000.

/s/ Arthur Andersen LLP

Pittsburgh, Pennsylvania,
June 28, 2000